                                                                   EXHIBIT 10.14

                                   AMENDMENT
                                      TO
                                LOAN  AGREEMENT

     This Amendment to Loan Agreement (the "Amendment") is entered into as of May 6, 1998, by and between Imperial Bank ("Bank") and Metawave Communications Corporation ("Borrower").

                                   RECITALS

     Borrower and Bank are parties to that certain Loan Agreement dated as of October 14, 1997, as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The reference in Section 1.A of the Agreement to "$5,000,000" is amended to read "$7,500,000". The reference in Section 1.A(3) of the Agreement to "April 30, 1998" is amended to read "June 30, 1998".

     2. The reference in Section 10.C of the Agreement to "1.00:1.00" is amended to read "1.50 to 1.00", and Section 10.I is added to the Agreement, as follows: Upon the date (the "Step-Up Date") that is the earlier to occur of December 31, 1998 or the date that Borrower receives not less than $40,000,000 from the sale of its equity securities pursuant to an offering made under a registration statement filed in accordance with the Securities Act of 1933, as amended, Borrower shall maintain, at all times, (i) a Minimum Tangible Net Worth of at least $25,000,000 and (ii) a Minimum Quick Ratio of not less than 1.00 to
1.00. Bank waives Borrower's obligation to comply with Section 10.A and Section 10.B until the Step-Up-Date. The definition of Minimum Quick Ratio in Section 10.C is amended to exclude from current liabilities the obligations under the Notes issued pursuant to the Note Agreement dated as of April 29, 1998 (the "Note Agreement"). The reference in Sections 10(F) and 10(F) to "twenty five
(25) days" are amended to read "thirty (30) days".

     3. Notwithstanding the provisions of Clause (8) of the defined term "Eligible Accounts", the concentration limit for Accounts owing to Borrower by Alltel, 360 Communications, Millicom, GTE and Airtouch shall be fifty percent (50%). Bank acknowledges that the terms "Permitted Indebtedness" and "Permitted Liens" include the indebtedness incurred under, and the security interests granted in connection with, the Note Agreement and the equipment lease between Borrower and Insight Investment Corp. The priority of Bank's security interest in the Collateral is subject to that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of April 28, 1998 among Bank and the Creditors named therein. The IP Security Agreement shall terminate, all references in the Agreement to the IP Security Agreement shall be deleted, and Bank shall return the original of the IP Security Agreement to Borrower; provided that Bank retains a second priority security interest in the Creditor Collateral, as defined in the Intercreditor Agreement. Borrower and Bank shall execute an Amendment to Financing Statement in a mutually acceptable form to clarify that Bank has a first priority security interest in the Imperial Collateral and a second priority security interest in the Creditor Collateral. "Collateral" under the General Security Agreement dated as of October 14, 1997 between Borrower and Bank, shall include all of such Imperial Collateral and Creditor Collateral, subject to the priorities specified in the Intercreditor Agreement.

     4. Unless otherwise defined, all capitalized terms in this Amendment shall be defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment (except that the financial statements to which such Representations and Warranties relate shall be those dated as of March 31, 1998, not September 30, 1997, and except such representations and warranties to be expressly true as of a specific date), and that no unwaived or uncured Event of Default has occurred and is continuing.

     6. As a condition to the effectiveness of this Amendment, Borrower shall pay Bank a fee equal to $9,375, plus the expenses incurred by Bank in preparing this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                    METAWAVE COMMUNICATIONS CORPORATION

                                    By:  /s/ Vito E. Palermo
                                         ---------------------------------------
                                         Chief Financial Officer


                                    IMPERIAL BANK

                                    By:  /s/ James E. Ellison
                                         ---------------------------------------
                                         Senior Vice President

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

                        CORPORATE RESOLUTIONS TO BORROW


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BORROWER:      Metawave Communications Corporation.

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     I, the undersigned Secretary or Assistant Secretary of Metawave
Communications Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

     BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                  POSITIONS                 ACTUAL SIGNATURES
--------------------------------------------------------------------------------

-----------------------     -------------------     ----------------------------

-----------------------     -------------------     ----------------------------

-----------------------     -------------------     ----------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:


     BORROW MONEY. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in the Amendment to Loan Agreement dated as of May 6, 1998, as amended from time to time by Bank and Corporation (the "Loan Agreement").

     EXECUTE NOTES. To execute and deliver to Bank the promissory note or notes of the Corporation, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

     GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     LETTERS OF CREDIT. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

     FOREIGN EXCHANGE CONTRACTS. To request Bank to enter into foreign exchange contracts on its behalf.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

     IN WITNESS WHEREOF, I have here unto set my hand as of May ___, 1998, and attest that the signatures set opposite the names listed above are their genuine signatures.


                                    CERTIFIED TO AND ATTESTED BY:


                                    X __________________________________________

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